SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          March 8, 2007 (March 6, 2007)
                Date of Report (Date of earliest event reported)


                        REDHOOK ALE BREWERY, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


         Washington                     0-26542                91-1141254
(State or Other Jurisdiction    (Commission file number)    (I.R.S. Employer
     of Incorporation)                                    Identification No.)


                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
               (Address of Principal Executive Offices, Zip Code)


                                 (425) 483-3232
              (Registrant's Telephone Number, Including Area Code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 6, 2007, the Company appointed Jay T. Caldwell to serve as the
Chief Financial Officer and Treasurer of Redhook Ale Brewery, Incorporated (the "Company"). Mr. Caldwell has been serving as the Company's Controller, Treasurer and Principal Accounting Officer since June, 2006. Mr. Caldwell replaces Mr. David Mickelson as Chief Financial Officer; Mr. Mickelson will continue to serve as the Company's President and Chief Operating Officer. Mr. Caldwell's base salary for 2007 has been set at $125,000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       REDHOOK ALE BREWERY, INCORPORATED



Dated:  March 8, 2007              By: /s/ PAUL  S. SHIPMAN
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                                          Paul S. Shipman
                                          Chief Executive Officer and Chairman
                                          of the Board

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